                                                                Exhibit 99.1


        PLEASE MARK YOUR                                          4568
[ X ]   VOTES IN THIS
        MANNER.

The shares represented by this proxy card will be voted as specified below, but if no specification is made they will be voted FOR items 1 and 2, and at the discretion of the proxies on any other manner that may properly come before the meeting. Approval of the Charter Amendment is not conditioned an approval of the Share Issuance; however, approval of the Charter Amendment is a prerequisite to the Share Issuance.

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          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
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
                        FOR     AGAINST     ABSTAIN                              FOR     AGAINST     ABSTAIN
1.  Amendment          [   ]     [   ]       [   ]          2. Issuance of      [    ]    [   ]       [   ]
    to Restated                                                Common Stock
    Articles of                                                Pursuant to
    Incorporation                                              Merger
    to Increase                                                Agreement--
    Number of                                                  "Shares
    Authorized                                                 Issuance"
    Shares of
    Common Stock--
    "Charter
    Amendment"


                              If you plan to attend the Special Meeting,
                              please check this box.                     [   ]

                              Change of Address (on reverse)             [   ]

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SIGNATURE (S)_______________________________________  DATE______________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                             Detach Proxy Card here

                                ----------------
                                ADMISSION TICKET
                                ----------------


                                SPECIAL MEETING
                                       OF
                                SHAREHOLDERS OF
                       WESTINGHOUSE ELECTRIC CORPORATION


                               December 10, 1996
                                   1:30 P.M.

                               Le Parker Meridien
                              118 West 57th Street
                               New York, New York

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


PROXY


                       WESTINGHOUSE ELECTRIC CORPORATION

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 10, 1996
                 (See Proxy Statement for discussion of items)


The undersigned hereby appionts Michael H. Jordan, Fredric G. Reynolds and Louis
J. Briskman, and each of them, jointly and severally, proxies, with power of substitution, to vote all shares of common stock which the undersigned is entitled to vote on all matters which may properly come before the Special Meeting of Shareholders of Westinghouse Electric Corporation on December 10, 1996, or any adjournments or postponements thereof. If you are a participant in the Westinghouse Savings Program, The Knoll Group Retirement Savings Plan, or the Westinghouse de Puerto Rico Retirement Savings Plan, this proxy card will also constitute voting instructions to the Trustees under these plans.


                                       (change of address)

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       (If you have written in the above space, please mark the corresponding box on the reverse side of this card)


YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE SIDE. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS PROXY CARD.

                                                              ----------------
                                                              SEE REVERSE SIDE
                                                              ----------------